UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

March 20, 2006

Date of Report

(Date of earliest event reported)

CORE-MARK HOLDING COMPANY, INC.

(Exact name of registrant as specified in its charter)

Delaware	000-51515	20-1489747
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

395 Oyster Point Boulevard, Suite 415, South San Francisco, California	94080
(Address of principal executive offices)	(Zip Code)

(650) 589-9445

(Registrant’s telephone number, including area code)

N/A

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Core-Mark Holding Company, Inc. is filing this Form 8-K/A as Amendment No. 2 to its Current Report on Form 8-K that was filed on March 24, 2006 (as amended by Amendment No. 1 filed on April 6, 2006, the “Form 8-K”) to amend Item 4.01(a) to (i) disclose the effective date of PricewaterhouseCoopers LLP no longer serving as the Company’s independent registered public accounting firm (April 14, 2006) and update the disclosure regarding PwC’s audit opinions, reportable events and disagreements through such effective date and (ii) conform paragraph 9 of the description of the eleven identified material weaknesses to paragraph 9 of the description thereof included in the Company’s Annual Report for 2005 on Form 10-K filed with the SEC on April 14, 2006. Item 4.01(a) of the Form 8-K is reproduced in full below as amended. Items 4.02(a) and 8.01 of the Form 8-K are not amended by this filing and are therefore not reproduced below.

Item 4.01(a) Change in Registrant’s Certifying Accountants.

On March 20, 2006, PricewaterhouseCoopers LLP (“PwC”) notified Core-Mark Holding Company, Inc. (the “Company”) that it declined to stand for re-election as the Company’s independent registered public accounting firm upon completion of the audit and subsequent filing of the Company’s financial statements as of and for the year ended December 31, 2005 ultimately included in the Company’s Annual Report for 2005 on Form 10-K. On April 14, 2006, the Company filed its Annual Report for 2005 on Form 10-K and, as of April 14, 2006, PwC is no longer the Company’s independent registered public accounting firm. The Audit Committee of the Board of Directors of the Company is currently seeking to engage a new independent registered public accounting firm.

PwC’s reports on the Company’s financial statements as of December 31, 2004 and December 31, 2005 and for the periods from August 23, 2004 to December 31, 2004 and for the year ended December 31, 2005 did not contain an adverse opinion or a disclaimer of opinion and was not qualified or modified as to uncertainty, audit scope or accounting principle. PwC did not audit the Company’s financial statements for any period ending prior to August 23, 2004.

During the period from August 23, 2004 to December 31, 2004, the year ended December 31, 2005 and through April 14, 2006, there have been no disagreements with PwC on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements if not resolved to the satisfaction of PwC would have caused them to make reference thereto in their reports on the Company’s financial statements for such periods, other than disagreements that arose in connection with PwC’s review of the Company’s unaudited condensed consolidated financial statements as of and for the three and nine month periods ended September 30, 2005 related to (i) the accounting for loss on extinguishment of debt and (ii) the preparation of the cash flow statement with respect to changes in foreign currency exchange rates. The disagreement regarding the accounting for loss on extinguishment of debt consisted of a difference of opinion on the appropriate period within which a $2.3 million pre-tax charge associated with the termination of a credit facility was to be recorded. Management had initially recorded the charge in the fourth quarter of 2005 when the letters of credit under the terminated credit facility expired while PwC believed the charge should have been recorded in the third quarter of 2005, the period within which the outstanding loans under the credit facility were repaid. The disagreement regarding the preparation of the cash flow statement with respect to changes in foreign currency exchange rates centered on the method for computing the effect of changes in foreign exchange rates. Under management’s method the cash flow statement was prepared using post-translated Canadian dollar balance sheet changes whereas PwC believed a Canadian dollar cash flow statement should have been prepared first and then translated into US dollars at the appropriate exchange rates. Prior to the filing of the Company’s Form 10-Q for the third quarter of 2005, each of these disagreements was resolved to the satisfaction of PwC. The Audit Committee discussed the subject matter of these disagreements with PwC. The Company has authorized PwC to respond fully to the inquiries of the successor accountant concerning the subject matter of these disagreements.

During the period from August 23, 2004 to December 31, 2004, the year ended December 31, 2005 and through April 14, 2006, there have been no reportable events (as defined in Item 304(a)(1)(v) of Regulation S-K) other than as set forth below.

In connection with PwC’s audit of the Company’s consolidated financial statements as of and for the year ended December 31, 2005, PwC advised the Company of the existence of the following deficiencies in the Company’s internal control over financial reporting, all of which the Audit Committee has determined constitute material weaknesses in the Company’s internal control over financial reporting. A “material weakness” is a significant deficiency, or combination of significant deficiencies that results in more than a remote likelihood that a material misstatement of the annual or interim financial statements will not be prevented or detected.

1)	The Company did not maintain an effective control environment and management did not extend the necessary rigor and commitment to disclosure controls and procedures. Specifically, elements of the Company’s finance organization were not structured with sufficient resources to ensure the consistent execution of their responsibility to provide independent and pro-active leadership in the areas of monitoring of controls, disclosure reviews and financial reporting. This material weakness contributed to the material weaknesses discussed in items 2 to 11 below.

2)	The Company did not maintain effective controls over the financial reporting process due to an insufficient complement of personnel with an appropriate level of accounting knowledge, experience and training in the application of generally accepted accounting principles (“GAAP”) commensurate with its financial reporting requirements and the complexity of the Company’s operations and transactions. Additionally, the Company did not maintain effective controls to ensure there is adequate monitoring and oversight of the work performed by accounting and financial reporting personnel to ensure the accuracy and completeness of the consolidated financial statements in accordance with GAAP. This material weakness contributed to the material weaknesses discussed in items 3 to 11 below.

3)	The Company did not maintain effective controls to ensure the accuracy of debt discount and debt issuance costs. Specifically, the Company did not maintain effective controls to ensure the timely write-off of debt discount and debt issuance costs, in accordance with GAAP. This control deficiency resulted in audit adjustments to other non-current assets, long-term debt, interest expense, and the extinguishment of debt expense in the Company’s 2005 annual consolidated financial statements and interim unaudited condensed consolidated financial statements for the third quarter of 2005.

4)	The Company did not maintain effective controls to ensure the appropriate classification and presentation of deferred stock-based compensation within stockholders’ equity. Specifically, the Company did not maintain effective controls to ensure the accurate presentation of deferred stock-based compensation as a separate component within the stockholders’ equity section of the consolidated balance sheet. This control deficiency resulted in an audit adjustment to additional paid-in capital and deferred stock-based compensation accounts in the Company’s 2005 annual consolidated financial statements and the interim unaudited condensed consolidated financial statements for the third quarter of 2005.

5)	The Company did not maintain effective controls to ensure the accurate preparation and review of the cash flow statement. Specifically, the Company did not maintain effective controls to ensure the impact of foreign currency translation, accrued fixed asset purchases and fixed asset dispositions were appropriately presented in the cash flow statement. This control deficiency resulted in audit adjustments to the cash flows related to purchases and sales of property, plant and equipment, cigarette and tobacco taxes payable, accounts payable, pension liability, accrued and other liabilities and effects of changes in foreign currency exchange in the Company’s 2005 annual consolidated financial statements and the interim unaudited condensed consolidated financial statements for the third quarter of 2005.

6)	The Company did not maintain effective controls to ensure the appropriate classification and presentation of accounts and disclosures in the consolidated financial statements. Specifically, the Company did not maintain effective controls to ensure the appropriate balance sheet classification and presentation based upon the nature of the account or balance. This control deficiency resulted in audit adjustments to cash, accounts receivable, other receivables, deposits and prepayments, other non-current assets, accounts payable, book overdrafts, cigarette and tobacco taxes payable, and operating expenses in the Company’s 2005 annual consolidated financial statements.

7)

The Company did not maintain effective controls to ensure there is adequate analysis, documentation, reconciliation, and review of accounting records and supporting data. Specifically, the Company did not maintain effective controls over the completeness and accuracy of the payroll expense and payroll accrual, and did not maintain effective controls to ensure the timely reconciliation of the payroll registers to the general ledger. Additionally, the Company did not maintain effective controls over the preparation, review, and monitoring of the accounts payable clearing account and the inventory pricing variance account to ensure the account balances were accurate and agreed to appropriate supporting calculations and documentation. This control deficiency will result in a restatement of the Company’s 2004 annual consolidated financial statements and the six month period ended June 30, 2005 unaudited condensed consolidated financial statements to correct an error in the inventory pricing variance account, as well as audit adjustments in the Company’s 2005 annual consolidated financial statements.

8)	The Company did not maintain effective controls to ensure the appropriate valuation of insurance related contracts. Specifically, the Company did not maintain effective controls to appropriately value a security deposit relating to an insurance contract. This control deficiency resulted in audit adjustments to other non-current assets, long-term claims liabilities, accrued liabilities and other income in the Company’s 2005 annual consolidated financial statements.

9)	The Company did not maintain effective controls over the recording of journal entries to account for management fee contract amendments. Specifically, effective controls were not designed and in place to ensure adequate evidence of an arrangement is provided prior to recording a journal entry for contract amendments.

10)	The Company did not maintain effective controls over the accuracy of amounts subject to estimation. Specifically, the Company did not maintain effective controls to ensure timely reconciliation of estimated vendor receivables recorded in the general ledger to actual amounts received. This control deficiency resulted in audit adjustments to other receivables, inventory, deposits and prepayments, other non-current assets, accrued liabilities, cost of sales, and operating expenses in the Company’s 2005 annual consolidated financial statements.

11)	The Company did not maintain effective controls over the accurate preparation, recording, and review of foreign exchange translation adjustments. Specifically, the Company did not maintain effective controls to address the appropriateness of the assertion that the intercompany balance was permanently invested so as to ensure that the related translation adjustments were accurately prepared and recorded in accordance with GAAP. This control deficiency will result in a restatement of the Company’s 2004 annual consolidated financial statements and the interim condensed consolidated financial statements as of and for the periods ended March 31, 2005, June 30, 2005 and September 30, 2005 as well an audit adjustment to the foreign exchange gain or loss, currency translation account, and other comprehensive income in the Company’s 2005 annual consolidated financial statements.

Each of these control deficiencies could result in a misstatement of the aforementioned account balances or disclosures that would result in a material misstatement in the annual or interim financial statements that would not be prevented or detected.

Therefore, management has determined that each of the above control deficiencies represents a material weakness.

PwC initially advised the Company of the control deficiencies described in paragraphs 2,3,4,5 and 7 above in connection with their review of the Company’s unaudited condensed consolidated financial statements as of and for the three and nine month periods ended September 30, 2005 and the Company grouped these for disclosure in its Form 10-Q for the third quarter of 2005.

To address these material weaknesses, the Audit Committee has directed management, with the assistance of an outside consultant, to formulate an enhancement of the Company’s remediation plan described in the Company’s Form 10-Q for the third quarter of 2005 initially developed to address the deficiencies identified at the time of filing of the Form 10-Q.

The Audit Committee discussed the subject matter of these material weaknesses with PwC. The Company has authorized PwC to respond fully to the inquiries of the successor accountant concerning the subject matter of the material weaknesses.

The Company has asked PwC to furnish it with a letter addressed to the SEC stating whether it agrees or disagrees with the above statements and a copy of that letter is attached as Exhibit 16 to this Report. The Company has authorized PwC to respond fully to the inquiries of the successor accountants to be selected by the Company.

Item 9.01. Financial Statement and Exhibits.

(d) Exhibits.

The following are filed as exhibits to this report:

Number	Description

16	Letter of PricewaterhouseCoopers LLP dated April 17, 2006.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: April 17, 2006

CORE-MARK HOLDING COMPANY, INC.

By:	/s/ James Wall
James Wall
Chief Financial Officer

EXHIBIT INDEX

Number	Description

16	Letter of PricewaterhouseCoopers LLP dated April 17, 2006.